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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: February 13, 2007
                        (Date of earliest event reported)

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                               GSI COMMERCE, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                    0-16611                04-2958132
        (State or other               (Commission             (IRS Employer
 jurisdiction of incorporation)        File No.)           Identification No.)

                   935 First Avenue, King of Prussia, PA 19406
              (Address of principal executive offices and zip code)

                                 (610) 265-3229
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On February 13, 2007, GSI Commerce, Inc. ("we" or the "Registrant") issued a press release announcing our results for our 2006 fiscal fourth quarter and year ended December 30, 2006 and certain other information. A copy of the press release is furnished as part of this report and incorporated herein by reference.

     The press release (included as Exhibit 99.1) contains the non-GAAP measures merchandise sales, adjusted EBITDA, non-GAAP net income and free cash flow. We also discuss certain ratios that use those measures.

   We use these non-GAAP financial measures for financial and operational decision making and as a means to evaluate our performance. In our opinion, these non-GAAP measures provide meaningful supplemental information regarding our performance. We believe that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting and analyzing future periods. These non-GAAP financial measures also facilitate management's internal comparisons to our historical performance and liquidity as well as comparisons to our competitors' operating results. We believe these non-GAAP financial measures are useful to investors both because (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision making and (2) they are used by institutional investors and the analyst community to help them analyze the health of our business.

   Merchandise sales. We define merchandise sales as the retail value of all sales transactions, inclusive of freight charges and net of allowances for returns and discounts, which flow through our platform, whether or not we are the seller of the merchandise or record the full amount of such sales on our financial statements. We consider merchandise sales to be a useful metric for management and investors because a significant portion of our sales and marketing expenses, including fulfillment and customer service labor expense, order processing costs such as credit card and bank processing fees and organizational costs such as business management, are related to the amount of sales made through our platform, whether or not we record the revenue from such sales. As a result, we use this metric as part of our revenue and expense forecasting process and for capacity planning purposes. We monitor this metric on a daily basis and consider it to be a critical measure of the health of our business.

   Adjusted EBITDA. Beginning with this release, we are defining adjusted EBITDA as income from operations excluding stock-based compensation and depreciation and amortization expenses. Although we previously defined adjusted EBITDA by reference to net income, there is no material difference in the resulting adjusted EBITDA calculation. We consider adjusted EBITDA to be a useful metric for management and investors because it excludes certain non-cash items. We believe that given the recent adoption of SFAS 123R, it is difficult for investors to evaluate our income from operations relative to prior periods because our income from operations prior to fiscal 2006 calculated our stock-based compensation expense in a manner differently than required under SFAS 123R. Moreover, because of varying available valuation methodologies, subjective assumptions and the variety of award types that companies can use when adopting SFAS 123R, we believe that viewing income from operations excluding stock-based compensation expense allows investors to make meaningful comparisons between our operating performance and those of other businesses. Because we are growing rapidly and operate in an emerging and rapidly changing industry, we believe that our level of capital expenditures and consequently the level of depreciation and amortization expense relative to our revenues could be meaningfully greater today than it will be over time. As a result, we believe it is useful supplemental information to view income from operations excluding depreciation and amortization expense as it provides a potential indicator of the future operating margin potential of the business.

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   Non-GAAP net income. We define non-GAAP net income as net income excluding stock-based compensation expense, amortization of acquisition-related intangibles, cumulative effect of change in accounting principle related to the adoption of SFAS 123R and income tax benefits related to the release of the company's valuation allowances. We believe it is useful to exclude stock-based compensation expense from non-GAAP net income for the same reason we exclude it from adjusted EBITDA. We believe it is useful to exclude amortization of acquisition related intangibles because in our opinion the benefits of these assets could exceed to amortization period and this supplemental view enables management and investors to measure the business without this potential effect. The gain we recorded from the cumulative effect of change in accounting principle related to the adoption of SFAS 123R is an item we view as non-recurring in nature. We believe it is useful to view net income without the benefit of this non-recurring item. Because we generated significant net losses prior to fiscal 2005, we have a large deferred tax asset that represents the value to us of our future net operating loss carry forwards. Prior to fiscal 2006, we had fully reserved this asset because we lacked a track record of profitability. In fiscal 2006, due to establishing a track record of profitability, we reversed a portion of this reserve which resulted in a non-cash benefit. We will continue to evaluate our profitability trends and believe we may further release this reserve over time. Because this benefit is non-cash, is difficult to forecast, was not recorded historically and is not typically contained in the financial statements of other companies, we believe that it is useful to view net income without giving effect to this benefit.

   Free cash flow. We define free cash flow as net cash provided by operating activities minus capital expenditures, including capitalized software development. We consider free cash flow to be a liquidity measure that provides useful information to management and investors about the amount of cash generated by the business that, after the acquisition of property and equipment, including information technology infrastructure, can be used for strategic opportunities, including investing in the business, making strategic acquisitions and strengthening the balance sheet. Analysis of free cash flow also facilitates management's comparisons of our operating results to competitors' operating results. A limitation of using free cash flow as a means for evaluating our performance is that free cash flow reflects changes in working capital which is impacted by short-term changes in cash flow and the seasonality of our business which may not be indicative of long-term performance. Another limitation of free cash flow is that it excludes fixed assets purchased and placed in service but not paid for during the applicable period. Our management compensates for this limitation by providing information about capital expenditures on the face of the cash flow statement in supplemental disclosures in our Forms 10-K and 10-Q.

   These financial measures should be considered in addition to, and not as a substitute for, or superior to, other measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures included in the press release and to be included the conference call have been reconciled to the nearest GAAP measure as is required under Securities and Exchange Commission rules.

   As used herein, "GAAP" refers to accounting principles generally accepted in the United States.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

99.1        Press Release, dated February 13, 2007

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                GSI COMMERCE, INC.


                                                By: /s/ Michael G. Rubin
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                                                    Michael G. Rubin
                                                    Chairman and Chief Executive
                                                    Officer
Dated: February 13, 2007

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                                  Exhibit Index

Exhibit No.    Description
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99.1           Press Release, dated February 13, 2007